UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number: 811-21532

Frank Funds

(Exact Name of Registrant as Specified in Charter)

6 Stacy Court, Parsippany, NJ  07054

(Address of Principal Executive Offices)  (Zip Code)

Alfred C. Frank, Frank Capital Partners LLC

6 Stacy Court, Parsippany, NJ  07054

(Name and Address of Agent for Service)

With copy to:

JoAnn M. Strasser, Thompson Hine LLP

312 Walnut Street, 14th Floor, Cincinnati, Ohio  45202

Registrant’s Telephone Number, including Area Code:  973-887-7698

Date of fiscal year end: June 30

Date of reporting period: June 30, 2006

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1).  The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public.  A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number.  Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609.  The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1.  Reports to Stockholders.

Frank Value Fund

ANNUAL REPORT

June 30, 2006

To our fellow shareholders,

The Frank Value Fund completed its 2006 fiscal year, which is the period from July 1, 2005 to June 30, 2006. During this period, the Fund returned 8.30% compared to 8.67% for the S&P 500 index.

While the overall return of the Fund was average in this period, several of our investments had a significant effect on our results. Early in the fiscal year we sold out of our holdings in Quanta Services, a contractor in the power, gas, and cable television industries. We purchased the shares at extremely depressed prices ($6.24 per share) based on Quanta's free cash flow, and sold them for a 69% gain at $10.51 per share. After we sold our shares, the price surged to over $18. As value investors we are used to this situation because in our view, investor pessimism can drive prices below a company's intrinsic value, while extreme optimism can drive drives above this value. We cannot predict the extremes of investor behavior but we believe we can profit from it nonetheless.

Other notable gains include Telewest, a cable and broadband provider in the United Kingdom. We purchased these shares for $13.84 and sold them at $22.48 for a 62% gain. We were forced to sell our holdings in Omnova Solutions at $6.67 when they were hyped by CNBC's Jim Cramer on his television program. We purchased these shares for $3.92, leaving us with a 70% gain. While we felt that Omnova's improving results would ultimately justify a higher stock price than $6.67, current fundamentals did not support this price, so we were forced to sell. After the hype subsided, the shares drifted lower and now reside in the high $5 range, validating our decision.

On the losing side, Expedia declined sharply from our initial purchase price of $22.98, to $14.99 at the end of the quarter. This 35% loss was triggered by the company's slower booking, growth combined with increased investments in technology, infastructure, and advertising. We believe the market has taken a very short-term view of these developments and is ignoring Expedia's favorable competitive position in the online travel market. We have confidence that the increased expenditures will make Expedia a stronger company in the long-term. While profits may be sacrificed in the short-term, the firm still generates substantial free cash flow and seems very undervalued at these prices. Acting on our analysis, we added to our Expedia shares as the price declined, which lowers our average cost of Expedia to below $20 per share.

Superior Industries also saw losses in its stock price. This manufacturer of aluminum wheels for automobiles has been hit by the woes of the Detroit automakers. While this condition was what initially attracted us to the stock because the price had already declined substantially, the outlook has not yet improved after we bought our position. However, Superior has a strong balance sheet with no debt, and appears to have excellent management with a significant financial stake in the business. Early signs appear to suggest things are starting to turn around for the company, as weaker competitors are exiting the North American wheel market.

Towards the end of the fiscal year, the markets became more volatile. This created what we believe to be great opportunity, as some very good businesses became available at prices we were willing to pay. As a result, we have been doing a lot more buying than selling and believe the investments we are making now set us up for favorable results.

Thank you for your investment. We look forward to continue working with you.

Sincerely,

Alfred and Brian Frank

Frank Value Fund Portfolio Managers

AVERAGE ANNUAL RATE OF RETURN (%)

FOR YEAR ENDED JUNE 30, 2006

	1 Year	Since Inception (7/21/2004)
Frank Value Fund	8.30%	7.74%
S&P 500 Index	7.74%	9.42%

20,000
15,000
10,000
5,000
0
Frank Value Fund
S&P 500 Index
$11,912
$11,653
Jul-04
Sep-04
Nov-04
Jan-05
Mar-05
May-05
Jul-05
Sep-05
Nov-05
Jan-06
Mar-06
May-06

This chart assumes an initial investment of $10,000 made on 7/21/2004 (commencement of operations).  Total return is based on the net change in NAV and assumes reinvestment of all dividends and other distributions. Performance figures represent past performance which is not predictive of future performance.   Investment return and principal value will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost.

The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares.

Current performance may be lower or higher than the performance data quoted.  To obtain performance data current to the most recent month end, please call  (888)-217-5426.

The following chart gives a visual breakdown of the Fund by the industry sectors the underlying securities represent as a percentage of the portfolio of investments.

Shares		Value

COMMON STOCKS - 94.65%
Cable and Other Pay Television Services - 2.97%
540	Liberty Global, Inc.*	$ 11,610
157	Liberty Global Series C*	3,229
		14,839
Electronic Components & Accessories - 1.59%
862	Kemet Corp.*	7,947

Electronic Computers - 5.19%
1,059	Dell, Inc.*	25,903

Electronic Connectors - 3.58%
649	Tyco International Ltd.	17,847

Electronic Services - 2.73%
508	Mirant Corp.*	13,614

Fire, Marine & Casualty Insurance - 12.37%
219	Arch Capital Group Ltd.*	13,022
16	Berkshire Hathaway Class B *	48,688
		61,710
Household Furniture - 2.47%
913	Tempur-Pedic International, Inc.*	12,335

Machine Tools, Metal Cutting Types - 1.69%
618	Thermadyne Holdings Corp.*	8,405

* Non-Income Producing Securities during the period.

   The accompanying notes are an integral part of these financial statements.

Shares		Value

COMMON STOCKS - 94.65%
Miscellaneous Business Credit - 1.59%
288	PHH Corp.*	7,932

Motor Vehicle Parts & Accessories - 2.04%
557	Superior Industries International, Inc.	10,188

Motorcycles, Bicycles & Parts - 3.38%
307	Harley Davidson, Inc.	16,851

Optical Instruments & Lenses - 6.71%
13,672	Meade Instruments Corp.*	33,496

Pharmaceutical Preparations - 1.41%
995	QLT, Inc.*	7,045

Real Estate - 1.51%
222	MI Developments, Inc. Class A	7,528

Real Estate Investment Trusts - 5.07%
376	American Home Mortgage Investment Corp.	$ 13,859
814	Highland Hospitality Corp.	11,461
		25,320
Retail - Catalog & Mail Order Houses - 2.96%
270	CDW Corp.	14,756

* Non-Income Producing Securities during the period.

   The accompanying notes are an integral part of these financial statements.

Shares		Value

COMMON STOCKS - 94.65%
Retail - Variety Stores - 2.28%
1,085	99 Cents Only Stores*	11,349

Security Brokers, Dealers & Flotation Companies 1.91%
464	Waddell & Reed Financial, Inc.	9,540

Semiconductors & Related Devices - 6.90%
504	Freescale Semiconductor, Inc.*	14,616
1,043	Intel Corp.	19,817
		34,433
Services - Business Services, NEC - 3.50%
886	E Speed, Inc.*	7,380
322	Viad Corp.	10,079
		17,459
Services - Computer Processing & Data Preparation 3.09%
680	Infospace, Inc.*	15,416

Services - Educational Services 2.43%
406	Career Education Corp.*	12,135

Services - Engineering Services - 3.26%
305	Washington Group International, Inc.*	16,269

Services - Prepackaged Software - 4.25%
909	Microsoft Corp.	21,180

* Non-Income Producing Securities during the period.

   The accompanying notes are an integral part of these financial statements.

Shares		Value

COMMON STOCKS - 94.65%
Telephone Communications (No Radiotelephones) - 2.20%
796	IDT Corp.*	10,977

Transportation Services - 3.18%
1,059	Expedia, Inc.*	15,874

Water Transportation - 1.98%
1,727	Rand Logistics, Inc.*	9,861

Wholesale - Motor Vehicles & Motor Vehicle Parts & Supplies - 2.41%
541	Adesa, Inc.	12,032

TOTAL FOR COMMON STOCKS (Cost $458,079) - 94.65%		$ 472,241

SHORT TERM INVESTMENTS - 5.36%
26,759	First American Treasury Obligations Fund Class A 4.66%** (Cost $26,759)	$ 26,759

TOTAL INVESTMENTS - 100.01%		499,000
(Identified Cost $484,838)

OTHER ASSETS LESS LIABILITIES, NET - (0.01)%		(40)

NET ASSETS - 100.00%		$ 498,960

* Non-Income Producing Securities during the period.

** Variable rate security; the coupon rate shown represents the rate at June 30, 2006.

   The accompanying notes are an integral part of these financial statements

.

Assets:
Investments, at Value	$ 499,000
(Identified Cost $484,838)
Cash	100
Receivables:
Dividends and Interest	454
Total Assets	499,554
Liabilities:
Accrued Management Fees	594
Total Liabilities	594
Net Assets	$ 498,960

Net Assets Consist of:
Net Capital Paid on Shares of Capital Stock	466,004
Accumulated Net Investment Loss	(1,240)
Accumulated Realized Gain on Investments	20,034
Net Unrealized Appreciation in Value of Investments	14,162
Net Assets	$ 498,960

Shares Outstanding	43,926

Net Asset Value Per Share	$ 11.36

The accompanying notes are an integral part of these financial statements.

Investment Income:
Dividends (net of foreign taxes $13 withheld)	$ 3,021
Interest	1,075
Total Investment Income	4,096

Expenses:
Advisory fees (Note 3)	5,336
Total Expenses	5,336

Net Investment Loss	(1,240)

Realized and Unrealized Gain (Loss) from Investments:
Realized Gain from Investments	25,472
Net Decrease in Unrealized Appreciation on Investments	(1,489)

Net Realized and Unrealized Gain from Investments	23,983

Net Increase in Net Assets Resulting from Operations	$ 22,743

The accompanying notes are an integral part of these financial statements.

	Year	Period *
	ended	ended
	6/30/2006	6/30/2005
Increase (Decrease) in Net Assets from Operations:
Net Investment Loss	$(1,240)	$ (977)
Net Realized Gain from Investments	25,472	4,057
Unrealized Appreciation (Depreciation) on Investments	(1,489)	15,651
Net Increase in Net Assets Resulting from Operations	22,743	18,731

Distributions to Shareholders	(8,518)	-

Capital Share Transactions (Note 6)	214,013	151,991

Total increase	228,238	170,722

Net Assets:
Beginning of period	270,722	100,000

End of period	$498,960	$270,722

* For the Period July 21, 2004 (commencement of investment operations) through June 30, 2005

The accompanying notes are an integral part of these financial statements.

Selected data for a share outstanding throughout the period.

	Year	Period *
	ended	ended
	6/30/2006	6/30/2005

Net Asset Value, Beginning of Period	$10.76	$10.00
Income From Investment Operations:
Net Investment Loss (a)	(0.04)	(0.05)
Net Gains on Investments
(Realized and Unrealized)	0.92	0.81
Total from Investment Operations	0.88	0.76

Less Distributions	(0.28)	-

Net Asset Value, End of Period	$11.36	$10.76

Total Return (b)	8.30%	7.60%	**

Ratios/Supplemental Data:
Net Assets at End of Period (Thousands)	$ 499	$ 271
Ratio of Expenses to Average Net Assets	1.50%	1.50%	***
Ratio of Net Investment Loss to Average Net Assets	(0.35)%	(0.49)%	***
Portfolio Turnover Rate	45.25%	18.20%

* For the Period July 21, 2004 (commencement of investment operations)

    through June 30, 2005

** Not Annualized

*** Annualized

(a) Per share net investment loss has been determined on the basis of weighted average number of shares outstanding during the period.

(b) Total return assumes reinvestment of dividends.

The accompanying notes are an integral part of these financial statements.

Note 1. Organization

Frank Value Fund (the "Fund"), is a non-diversified series of the Frank Funds (the "Trust"), an open-end regulated investment company that was organized as an Ohio business trust on February 12, 2004. The Trust is permitted to issue an unlimited number of shares of beneficial interest of separate series, each series representing a distinct fund with its own investment objective and policies.  At present, there is only one series authorized by the Trust.  Frank Capital Partners LLC is the adviser to the Fund (the "Adviser").  The Fund's investment objective is to provide long-term capital appreciation. The Fund's principal investment strategy is value investing.

Note 2. Summary of Significant Accounting Policies

The following is a summary of significant accounting policies employed by the Fund in preparing its financial statements:

Security Valuation-

Equity securities generally are valued by using market quotations, but may be valued on the basis of prices furnished by a pricing service when the Adviser believes such prices accurately reflect the fair market value of such securities.  Securities that are traded on any stock exchange or on the NASDAQ over-the-counter market are generally valued by the pricing service at the last quoted sale price.  Lacking a last sale price, an equity security is generally valued by the pricing service at its last bid price.  When market quotations are not readily available, when the Adviser determines that the market quotation or the price provided by the pricing service does not accurately reflect the current market value, or when restricted or illiquid securities are being valued, such securities are valued as determined in good faith by the Adviser, in conformity with guidelines adopted by and subject to review by the Board of Trustees.

Fixed income securities generally are valued by using market quotations, but may be valued on the basis of prices furnished by a pricing service when the Adviser believes such prices accurately reflect the fair market value of such securities.  A pricing service utilizes electronic data processing techniques based on yield spreads relating to securities with similar characteristics to determine prices for normal institutional-size trading units of debt securities without regard to sale or bid prices.  If the Adviser decides that a price provided by the pricing service does not accurately reflect the fair market value of the securities, when prices are not readily available from a pricing service, or when restricted or illiquid securities are being valued, securities are valued at fair value as determined in good faith by the Adviser, in conformity with guidelines adopted by and subject to review of the Board of Trustees.  Short term investments in fixed income securities with maturities of less than 60 days when acquired, or which subsequently are within 60 days of maturity, are valued by using the amortized cost method of valuation, which the Board has determined will represent fair value.

In accordance with the Trust's good faith pricing guidelines, the Adviser is required to consider all appropriate factors relevant to the value of securities for which it has determined other pricing sources are not available or reliable as described above.  No single standard for determining fair value controls, since fair value depends upon the circumstances of each individual case.  As a general principle, the current fair value of an issue of securities being valued by the adviser would appear to be the amount which the owner might reasonably expect to receive for them upon their current sale.  Methods which are in accord with this principle may, for example, be based on (i) a multiple of earnings; (ii) a discount from market of a similar freely traded security (including a derivative security or a basket of securities traded on other markets, exchanges or among dealers); or (iii) yield to maturity with respect to debt issues, or a combination of these and other methods.

Financial Futures Contracts

The Fund may invest in financial futures contracts solely for the purpose of hedging its existing portfolio securities, or securities that the Fund intends to purchase, against fluctuations in fair value caused by changes in market values or interest rates.  Upon entering into a financial futures contract, the Fund is required to pledge to the broker an amount of cash, U.S. government securities, or other assets, equal to a certain percentage of the contract amount (initial margin deposit).  Subsequent payments, known as "variation margin" are made or received by the Fund each day, depending on the daily fluctuations in the fair value of the security.  The fund recognizes a gain or loss equal to the daily variation margin.  Should market conditions move unexpectedly, the Fund may not achieve the anticipated benefits of the financial futures contracts and may realize a loss. The use of futures transactions involves the risk of imperfect correlation in movements in the price of futures contracts, interest rates, and the underlying hedged assets.

Share Valuation-

The price (net asset value) of the shares of the Fund is normally determined as of 4:00 p.m., Eastern time on each day the Fund is open for business and on any other day on which there is sufficient trading in the Fund's securities to materially affect the net asset value. The Fund is normally open for business on every day except Saturdays, Sundays and the following holidays: New Year's Day, Martin Luther King Day, Presidents Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas.

Security Transaction Timing-

Security transactions are recorded on the dates transactions are entered into (the trade dates).  Dividend income and distributions to shareholders are recognized on the ex-dividend date.  Interest income is recognized on an accrual basis.  The Fund uses the identified cost basis in computing gain or loss on sale of investment securities.  Discounts and premiums on securities purchased are amortized over the life of the respective securities.  Withholding taxes on foreign dividends are provided for in accordance with the Fund's understanding of the applicable country's tax rules and rates.

Income Taxes

- The Fund intends to continue to qualify each year as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986, as amended. By so qualifying, the Fund will not be subject to federal income taxes to the extent that it distributes substantially all of its net investment income and any realized capital gains. It is the Fund's policy to distribute annually, prior to the end of the calendar year, dividends sufficient to satisfy excise tax requirements of the Internal Revenue Service.  This Internal Revenue Service requirement may cause an excess of distributions over the book year-end accumulated income.

Distributions to Shareholders

-   The Fund intends to distribute to its shareholders substantially all of its net realized capital gains and net investment income, if any, at year-end. Distributions will be recorded on ex-dividend date. See Note 8.

Use of Estimates-

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets during the reporting period.  Actual results could differ from those estimates.

Note 2. Summary of Significant Accounting Policies (continued)

Other-

Generally accepted accounting principles require that permanent financial reporting tax differences relating to shareholder distributions be reclassified to paid in capital.

Note 3. Investment Management Agreement

The Trust has a Management Agreement with the Adviser. Under the terms of the Management Agreement, the Adviser manages the investment portfolio of the Fund, subject to policies adopted by the Trust's Board of Trustees. Under the Management Agreement, the Adviser, at its own expense and without reimbursement from the Trust, furnishes office space and all necessary office facilities, equipment and executive personnel necessary for managing the assets of the Fund. The Adviser also pays the salaries and fees of all its officers and employees that serve as officers and trustees of the Trust.  The Adviser pays all ordinary operating expenses of the Fund except brokerage fees and commissions, taxes, borrowing costs (such as (a) interest and (b) dividend expenses on securities sold short), and extraordinary expenses. For its services and the payment of Fund ordinary operating expenses, the Adviser receives an annual investment management fee of 1.50% of the average daily net assets of the Fund. For the year ending June 30, 2006, the Adviser earned a fee of $5,336 from the Fund. As of June 30, 2006 the Fund owed the Adviser $

594

.

The Adviser paid trustee fees of $1,200 for the year ended June 30, 2006.

Note 4. Related Party Transactions

Alfred C. Frank and Brian J. Frank are the control persons of the Adviser. Alfred Frank also serves as a trustee and officer of the Trust. Brian Frank also serves as an officer of the Trust. Both Alfred Frank and Brian Frank receive benefits from the Adviser resulting from management fees paid to the Adviser by the Fund.

Note 5. Capital Share Transactions

The Fund is authorized to issue an unlimited number of shares of separate series.  The total paid-in capital as of June 30, 2006 was $466,004.  Transactions in capital were as follows:

	July 1, 2005 Through June 30, 2006		July 21, 2004 (Commencement of Operations) through June 30, 2005

	Shares	Amount	Shares	Amount
Shares sold	18,002	$205,495	15,153	$151,991
Shares reinvested	771	8,518	-	-
Shares redeemed	-	-	-	-
	18,773	$214,013	15,153	$151,991

Note 6. Investment Transactions

For the year ended June 30, 2006, purchases and sales of investment securities other than U.S. Government obligations and short-term investments aggregated $352,756 and $148,131 respectively

.

Note 7. Tax Matters

For Federal income tax purposes, the cost of investments owned at June 30, 2006 was $ 484,838.

 On December 16, 2005 a distribution of $.28 per share was declared.  The dividend was paid on December 20, 2005 to shareholders of record on December 19, 2005.

The tax character of the distribution paid was as follows:

Distributions paid from:
Ordinary income	$6,649
Long term capital gain	1,869
$8,518

At June 30, 2006, the composition of unrealized appreciation (the excess of value over tax cost) and depreciation (the excess of tax cost over value) was as follows:

Appreciation	Depreciation	Net Appreciation(Depreciation)
$37,283	($23,121)	$14,162

As of June 30, 2006 the components of distributable earnings on a tax basis were as follows:

Undistributed short-term capital gain	$11,537
Undistributed net investment loss	$(1,240)
Undistributed long-term capital gain	$13,936
Unrealized appreciation	$14,162

Note 8. Control and Ownership

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates a presumption of control of the fund, under Section 2(a)(9) of the Investment Company Act of 1940. As of June 30, 2006, members of the family of Alfred and Brian Frank owned over 37% of the Fund.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and

Board of Trustees

Frank Value Fund

A Series of the Frank Funds

                We have audited the accompanying statement of assets and liabilities of Frank Value Fund, (the "Fund"), a series of the Frank Funds (the "Trust"), including the schedule of investments, as of June 30, 2006 and the related statements of operations, changes in net assets and the financial highlights for the year then ended, and also the statement of changes in net assets and the financial highlights for the period July 21, 2004 (commencement of investment operations) through June 30, 2005.  These financial statements and financial highlights are the responsibility of the Fund's management.  Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

                We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements.  Our procedures included confirmation of securities and cash owned as of June 30, 2006, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  We believe that our audits provide a reasonable basis for our opinion.

                In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Frank Value Fund, a series of the Frank Funds, as of June 30, 2006, the results of its operations for the year then ended, the changes in its net assets and the financial highlights for the year then ended and for the period July 21, 2004 (commencement of investment operations) through June 30, 2005 in conformity with accounting principles generally accepted in the United States of America.

Abington , Pennsylvania	Sanville & Company
August 23, 2006

Expense Example

As a shareholder of the Frank Value Fund, you incur one type of ongoing cost: management fees. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the period, January 1, 2006 through June 30, 2006.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in this Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

	Beginning Account Value	Ending Account Value	Expenses Paid During the Period*
			1/1/2006
	1/1/2006	6/30/2006	to 6/30/2006
Actual	$1,000.00	$1,023.42	$7.53
Hypothetical (5% Annual Return before expenses)	$1,000.00	$1,017.36	$7.50
* Expenses are equal to the Fund's annualized expense ratio of 1.50%, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one half year period).

TRUSTEES AND OFFICERS

          The following table provides information regarding each Trustee who is not an "interested person" of the Trust, as defined in the Investment Company Act of 1940.

Name, Address and Age	Position & Length of Time Served with the Trust	Principal Occupations During Past 5 Years and Current Directorships
Matthew D.L. Deutsch Year of Birth: 1981	Trustee since June 2004.

CEO of Deutsch & Thomas, Inc. from 2005 to present, Investment Strategist and Director, M.D.L. Deutsch and Company, an investment management company,

February 2003

to 2005; Student, New York University, Economics major, August 2000 to May 2004.

Jason W. Frey Year of Birth: 1979	Trustee since June 2004.	Product Developer, Prime Associates, Inc, a banking software development company, September 2002 to present; Student, Stevens Institute of Technology, Hoboken, NJ, September 1997 to May 2002.
Jenny Roberts Year of Birth: 1948	Trustee since June 2004.	Private investor 2006 to present, Member, New York Stock Exchange, April 1999 to 2005.

.

TRUSTEES AND OFFICERS (Continued)

The following table provides information regarding each Trustee who is an "interested person" of the Trust, as defined in the Investment Company Act of 1940, and each officer of the Trust.

Name, Address, and Age	Position and Length of Time Served with the Trust	Principal Occupations During Past 5 Years and Current Directorships
Alfred C. Frank[1] Year of Birth: 1979	Trustee since February 2004; President since June 2004.

President of Frank Capital Partners LLC since June 2003; Research Analyst, Manley Asset Management, May 2003 to August 2003; Broker Assistant, Hennion & Walsh, a fixed-income brokerage firm, January 2002 to April 2002; Computer Consultant, Universal Access Consulting, a computer consulting firm, August 1999 to December 1999; Programmer, Herzog, Heine, Geduld, a NASDAQ market maker, January 1999 - May 1999.

Brian J. Frank[1] Year of Birth: 1981	Treasurer since June 2004.

Chief Financial Officer of Frank Capital Partners LLC since June 2003; Intern, Lightyear Capital, a private equity fund, April 2002 to April 2003; Intern, Public Service Electric and Gas, Utility Company, May 2001 to August 2001; Student, New York University, Accounting and Finance major,  August 2000 to May 2004.

Board of Trustees

Alfred C. Frank

Matthew D. L. Deutsch

Jason W. Frey

Jenny Roberts

Investment Adviser

Frank Capital Partners LLC
6 Stacy Court
Parsippany, NJ 07054

Dividend Paying Agent,

Shareholders' Servicing Agent,

Transfer Agent

Mutual Shareholder Services, LLC

Custodian

U.S. Bank, NA

Independent Auditors

Sanville & Company

Legal Counsel

Thompson Hine LLP

This report is provided for the general information of the shareholders of the Frank Value Fund. This report is not intended for distribution to prospective investors in the fund, unless preceded or accompanied by an effective prospectus.

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant's principal executive officer and the principal financial officer. The registrant has not made any amendments to its code of ethics during the covered period. The registrant has not granted any waivers from any provisions of the code of ethics during the covered period. A copy of the registrant’s Code of Ethics is filed herewith.

Item 3. Audit Committee Financial Expert.

The registrant’s board of trustees has determined that the registrant does not have an audit committee financial expert. This is because the registrant believes that the experience provided by each member of the audit committee together offers the registrant adequate oversight for the registrant's level of financial complexity.

Item 4. Principal Accountant Fees and Services.

(a)

Audit Fees

FY 2005

$ 7,000

FY 2006

$ 8,000

(b)

Audit-Related Fees

Registrant

Adviser

FY 2005

$ 0

$ 0

FY 2006

$ 0

$ 0

 (c)

Tax Fees

Registrant

Adviser

FY 2005

$ 800

$ 0

FY 2006

$ 1,000

$ 0

Nature of the fees:

Preparation of tax returns

(d)

All Other Fees

Registrant

Adviser

FY 2005

$ 0

$ 0

FY 2006

$ 0

$ 0

 (e)

(1)

Audit Committee’s Pre-Approval Policies

The audit committee has not adopted pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

(2)

Percentages of Services Approved by the Audit Committee

None of the services described in paragraph (b) through (d) of this Item were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)

During audit of registrant's financial statements for the most recent fiscal year, less than 50 percent of the hours expended on the principal accountant's engagement were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

(g)

The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant:

Registrant

Adviser

FY 2005

$ 800

$ 0

FY 2006

$ 1,000

$ 0

(h)

Not applicable.  The auditor performed no services for the registrant's investment adviser or any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant.

Item 5. Audit Committee of Listed Companies.  Not applicable.

Item 6.  Schedule of Investments.  Not applicable – schedule filed with Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Funds.  Not applicable.

Item 8.  Portfolio Managers of Closed-End Funds.  Not applicable.

Item 9.  Purchases of Equity Securities by Closed-End Funds.  Not applicable.

Item 10.  Submission of Matters to a Vote of Security Holders.

The registrant has not adopted procedures by which shareholders may recommend nominees to the registrant's board of trustees.

Item 11.  Controls and Procedures.

(a)

Based on an evaluation of the registrant’s disclosure controls and procedures as of August 26, 2006, the disclosure controls and procedures are reasonably designed to ensure that the information required in filings on Forms N-CSR is recorded, processed, summarized, and reported on a timely basis.

(b)

There were no significant changes in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal half-year that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.  Exhibits.

(a)(1)

EX-99.CODE ETH.  Filed herwith.

(a)(2)

EX-99.CERT.  Filed herewith.

(a)(3)

Any written solicitation to purchase securities under Rule 23c-1 under the Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable.

(b)

EX-99.906CERT.  Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Frank Funds

By /s/Alfred C. Frank, President

     Alfred C. Frank

     President

Date: September 6, 2006

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By /s/Alfred C. Frank, President

      Alfred C. Frank

      President

Date September 6, 2006

By /s/Brian J. Frank

      Brian J. Frank

      Treasurer

Date September 6, 2006